UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 29, 2017

                                M.D.C. Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8951	84-0622967
(State or other	(Commission file number)	(I.R.S. employer
jurisdiction of		identification no.)
incorporation)

4350 South Monaco Street, Suite 500, Denver, Colorado 80237

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (303) 773-1100

                                          Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective September 29, 2017, M.D.C. Holdings, Inc. (the “Company”) entered into a Third Amendment to Credit Agreement (“Third Amendment”) to its unsecured credit agreement (“Credit Agreement”) with U.S. Bank National Association, as designated agent and co-administrative agent, Citibank, N.A., as co-administrative agent, and SunTrust Bank and PNC Bank, National Association, as co-syndication agents, and the other banks that are signatories thereto.

The Third Amendment extends the Facility Termination Date to December 16, 2022, increases the Aggregate Commitment to $700 million, provides that (subject to additional lender commitments) the aggregate amount of the commitments may increase to an amount not to exceed $1.25 billion (the “accordion” feature), eliminates the swing line loan feature, provides for same day borrowings, and updates other provisions of the Credit Agreement.

Capitalized terms are defined in the Credit Agreement. A copy of the Third Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference.

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 4, 2017, M.D.C. Holdings, Inc. issued a press release which contained select preliminary results for the 2017 third quarter. A copy of this press release is furnished and attached hereto as Exhibit 99.1

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT

The disclosure contained in Item 1.01 is incorporated by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Exhibit Number	Description

Exhibit 10.1	Third Amendment to Credit Agreement, dated as of September 29, 2017
Exhibit 99.1	Press Release, dated October 4, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

________________

M.D.C. HOLDINGS, INC.

Dated: October 4, 2017	By:	/s/ Joseph H. Fretz
Joseph H. Fretz
Secretary and Corporate Counsel

INDEX TO EXHIBITS

Exhibit Number	Description

Exhibit 10.1	Third Amendment to Credit Agreement, dated as of September 29, 2017
Exhibit 99.1	Press Release, dated October 4, 2017

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